UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2010
Streamline Health Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28132	31-1455414

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10200 Alliance Road, Suite 200, Cincinnati, OH	45242-4716

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 794-7100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On June 21, 2010, Streamline Health, Inc., a wholly owned subsidiary of Streamline Health Solutions, Inc. (the “Registrant”), entered into a Second Amendment to Lease Agreement with Alliance Street, LLC (“Landlord”) relating to the Registrant’s principal executive offices located at 10200 Alliance Road, Suite 200, Cincinnati, Ohio. Pursuant to the terms of the Second Amendment, the term of the lease has been extended for a five year term expiring July 31, 2015 at an annual base rent of approximately $168,000. The Registrant agreed to guarantee the lease through the extended lease term.
A complete copy of the Second Amendment is attached hereto as Exhibits 10.1 and is incorporated herein by reference.
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

EXHIBIT
NUMBER	DESCRIPTION

10.1	Second Amendment to Lease Agreement dated June 21, 2010 entered into by Streamline Health, Inc. and Alliance Street, LLC.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STREAMLINE HEALTH SOLUTIONS, INC.
Date: June 22, 2010	By:	/s/ DONALD E. VICK, JR.
Donald E. Vick, Jr.
Interim Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

Exhibit 10.1	Second Amendment to Lease Agreement dated June 21, 2010 entered into by Streamline Health, Inc. and Alliance Street, LLC.

3